Exhibit 99.1

2 Michael D. Lynch Executive Vice President Chief Financial Officer Chief Investment Officer Chief Risk Officer

3 Forward-Looking Statements This presentation contains various forward-looking statements and includes assumptions concerning the Company’s beliefs, plans, objectives, goals, expectations, anticipations, estimates, intentions, operations, future results, and prospects, including statements that include the words “may,” “could,” “should,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan” or similar expressions. These forward-looking statements are based upon current expectations, are subject to risk and uncertainties and are applicable only as of the dates of such statements. Forward-looking statements involve risks, uncertainties and assumptions. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. You should not put undue reliance on any forward-looking statements. These statements speak only as of the date of this presentation, even if subsequently made available on our website or otherwise, and we undertake no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this presentation. In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary statement identifying important factors (some of which are beyond the Company’s control) which could cause the actual results or events to differ materially from those set forth in or implied by the forward-looking statements and related assumptions. Such factors include the following: (i) the effect of changing regional and national economic conditions; (ii) the effects of trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve; (iii) significant changes in interest rates and prepayment speeds; (iv) inflation, stock and bond market, and monetary fluctuations; (v) credit risks of commercial, real estate, consumer, and other lending activities; (vi) changes in federal and state banking and financial services laws and regulations; (vii) the presence in the Company’s market area of competitors with greater financial resources than the Company; (viii) the timely development of competitive new products and services by the Company and the acceptance of those products and services by customers and regulators (when required); (ix) the willingness of customers to substitute competitors’ products and services for those of the Company and vice versa; (x) changes in consumer spending and savings habits; (xi) unanticipated regulatory or judicial proceedings; and (xii) other external developments which could materially impact the Company’s operational and financial performance. The foregoing list of important factors is not exclusive, and neither such list nor any forward-looking statement takes into account the impact that any future acquisition may have on the Company and on any such forward-looking statement.

4 Annual Financial Results Through 2022

5 Net Income (thousands) $0 $2,000 $4,000 $6,000 $8,000 2018 2019 2020 2021 2022 $7,768 $6,028 $4,598 $7,072 $7,448

Earnings Per Common Share $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 2018 2019 2020 2021 2022 $0.43 $0.35 $0.27 $0.41 $0.43 6

Net-Interest Income (thousands) $25,000 $35,000 $45,000 2018 2019 2020 2021 2022 $35,494 $35,442 $36,367 $39,083 $40,563 7

Net Interest Margin % 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 2018 2019 2020 2021 2022 3.31% 3.29% 3.19% 3.15% 3.27% 8

Total Average Securities (Millions) 0 5 0 100 150 200 250 2018 2019 2020 2021 2022 185 194 188 210 245 9

Total Average Loans (Millions) 600 700 800 900 1,000 2018 2019 2020 2021 2022 882 875 923 989 978 10

Total Average Loans Excluding PPP Loans (Millions) 600 700 800 900 1,000 2018 2019 2020 2021 2022 882 875 878 943 973 11

Total Average Deposits (Millions) 700 800 900 1,000 1,100 1,200 2018 2019 2020 2021 2022 960 980 1,035 1,154 1,156 12

Average Deposits Vs. Total Deposit Cost % 969 980 985 984 983 1,036 1,054 1,067 1,103 1,165 1,189 1,161 1,159 1,163 1,159 1,145 1.14% 1.17% 1.17% 1.09% 1.01% 0.73% 0.65% 0.59% 0.52% 0.45% 0.40% 0.31% 0.28% 0.33% 0.59% 1.02% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 800 900 1,000 1,100 1,200 1Q '19 2Q 3Q 4Q 1Q '20 2Q 3Q 4Q 1Q '21 2Q 3Q 4Q 1Q '22 2Q 3Q 4Q Average Deposits Total Deposit Cost 13

($1,000) $0 $1,000 $2,000 $3,000 2018 2019 2020 2021 2022 -$600 $800 $2,375 $1,100 $50 $943 $192 $309 $47 $1,705 Loan Loss Provision Net Charge Offs Loan Loss Provision vs. Net Charge Offs (Thousands) 14

Non-Performing Assets (Thousands) $0 $2,000 $4,000 $6,000 2018 2019 2020 2021 2022 $1,378 $2,339 $3,331 $3,323 $5,200 15

Non-Interest Revenue (excluding security sale gains/losses) (thousands) $12,000 $14,000 $16,000 $18,000 2018 2019 2020 2021 2022 $14,507 $15,155 $16,275 $17,677 $16,692 16

Total Wealth Management Fee Income (thousands) $6,500 $8,500 $10,500 $12,500 2018 2019 2020 2021 2022 $9,659 $9,730 $10,212 $11,986 $11,619 17

Non-Interest Expense (thousands) $30,000 $35,000 $40,000 $45,000 $50,000 2018 2019 2020 2021 2022 $40,936 $41,815 $44,455 $46,970 $48,004 18

Tangible Book Value $3.75 $4.25 $4.75 $5.25 $5.75 $6.25 2018 2019 2020 2021 2022 $4.88 $5.08 $5.42 $6.02 $5.28 19

Securities Valuation Allowance (thousands) 3,341 4,302 4,445 4,481 2,972 3,625 3,035 1,755 (5,663) (11,096) -20,000 (19,159) (18,909) -15,000 -10,000 -5,000 0 5,000 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 With 2022 dramatic increases in interest rates, the market value of the AFS securities portfolio declined significantly. 20

2020 2021 2022 Normal Pension Expense 2,169 1,015 18 Settlement Charge - 1,736 2,498 Total Pension Expense 2,169 2,751 2,516 AmeriServ Financial, Inc. Pension Expense 21

Non-Interest Expense Excluding Pension Settlement Charge (thousands) $30,000 $35,000 $40,000 $45,000 $50,000 2018 2019 2020 2021 2022 $40,936 $41,815 $44,455 $45,234 $45,506 22

Earnings Per Common Share Excluding Pension Settlement Charge (1)(2) $0.00 $0.15 $0.30 $0.45 $0.60 2018 2019 2020 2021 2022 $0.43 $0.35 $0.27 $0.50 $0.55 (1) Non-GAAP Financial Information. See “Reconciliation of Non-GAAP Financial Measures” at end of release. (2) Adjusted for pension settlement charge. 23

2022 Summary • The higher national interest rates resulted in an improved net interest margin performance as total interest income increased to a higher degree than the increase in total interest expense. • Effective asset quality management resulted in a significant reduction to the loan loss provision, as the Company continued to demonstrate strong asset quality with low levels of non-performing assets and net charge-offs. • Non-interest income was challenged by unfavorable market impact on Wealth Management fees and the significantly reduced level of residential mortgage production because of the rapidly escalating national interest rates. 24

2022 Summary • Non-interest expense was well-controlled despite the recognition of pension settlement charges throughout the year. • Overall, our improved earnings performance in 2022 reflects the full year benefit of several important strategic actions that management executed in 2021 to reduce our cost of funding, the successful management of our asset quality, and effective balance sheet management. 25

26 Jeffrey A. Stopko President / CEO

ASRV Branches Loan Production Offices Overview of AmeriServ Financial Inc. Branch Map Overview ▪ $1.3 Billion Community Bank Headquartered in Johnstown, PA ▪ 17 Retail Branches ▪ 2 Loan Production Offices ▪ Sizable Wealth Management Company with $2.4 Billion Assets Under Administration ▪ Stable deposit base in core markets with 20% deposit market share in Cambria County ▪ Commercial Loan Portfolio well diversified in nearby faster growing markets Financial Highlights as of 03/31/2023 ($ Millions except per share data) Total Assets $1346.2 Total Loans $ 980.9 Total Deposits $1131.7 Shareholders Equity $ 105.9 2022 Net Income $ 7.4 2022 Earnings Per Share $ 0.43 Tangible Book Value/Share $ 5.38 NASDAQ Ticker Symbol ASRV Market Cap $ 52.3

28 $0 $500 $1,000 $1,500 $2,000 $2,500 1Q '21 2Q 3Q 4Q 1Q '22 2Q 3Q 4Q 1Q '23 2,081 1,708 1,431 1,851 2,418 1,981 2,102 947 1,515 Net Income (Thousands)

29 $0.00 $0.05 $0.10 $0.15 1Q '21 2Q 3Q 4Q 1Q '22 2Q 3Q 4Q 1Q '23 $0.12 $0.10 $0.08 $0.11 $0.14 $0.12 $0.12 $0.06 $0.09 Earnings per Share

30 Key Constituents We Manage For • Shareholders • Customers • Employees • Community AmeriServ Strategic Plan

31 Create long-term value for our shareholders by: • Maintaining financially strong balance sheet • Appropriately managing risk • Consistently improving shareholder returns AmeriServ Strategic Plan

32 Financially Strong Balance Sheet Demand Deposits $194.8 Savings, NOW & Money Market, $638.9 Certificates of Deposit $279.2 Jumbo Certificates of Deposit $18.9 $1.132 Billion 17% 2% 25% 56% Deposit Composition ($mm) As of March 31, 2023

33 Financially Strong Balance Sheet Insured Deposits Under $250,000 Public Funds that are Collateralized Uninsured Deposits 19% 11% 70% Analysis of Insured Deposits As of March 31, 2023

34 Financially Strong Balance Sheet Loan Portfolio Composition ($mm) As of March 31, 2023 Residential Mortgage $175.9 Home Equity & Consumer $99.8 Commercial & Industrial $151.3 Commercial Real Estate $553.9 $980.9 Million 72% Commercial / 28% Retail Non-Owner Occupied CRE / Total Capital Ratio: 340%

35 Financially Strong Balance Sheet Commercial Loan Portfolio Diversification ($mm) As of March 31, 2023 $234.1 33% $268.6 38% $103.4 15% $99.1 14% Johnstown Pittsburgh Hagerstown State College/Altoona Loan Total = $705.2 Million

36 Interest Rate Risk • Proactive steps taken to address net interest margin compression. • Executed $60 million of interest rate hedges in 2023 to bring the Company’s interest rate risk position to neutral. • Prudently extending FHLB borrowings to take advantage of the inverted yield curve. • Limiting new security purchases to replacing maturing securities cash flow for pledging purposes. Diligent Focus on Risk Management

37 Liquidity Risk • Stable diverse core deposit base generated in our local communities. • Do not use brokered deposits as a funding source. • Bank has experienced deposit growth in 2023. • Available unused borrowing capacity in excess of $300 million at the FHLB which sharply exceeds our level of uninsured deposits. Diligent Focus on Risk Management

38 Credit Risk • Long term history of disciplined underwriting and low net loan charge-offs. • Adopted CECL in the first quarter of 2023. • Non-performing assets well controlled and amounted to $4.6 million or 0.47% of total loans on March 31, 2023. • Have historically maintained solid loan loss reserves which provided 264% coverage of non-performing assets and 1.24% of total loans on March 31, 2023. Diligent Focus on Risk Management

39 • Generate positive operating leverage by growing revenues at a faster pace than expenses. • Continue our diligent focus on capital allocation. • Further leverage union related revenue streams. Strategic Outlook for 2023

40 Revenue Diversification Promotes Positive Operating Leverage Non-Interest Income 28% Net Interest Income 72% ASRV generates more revenue from non-interest income than our peers due to our strong wealth management company.

41 • Profitable Company with good financial contribution to ASRV. • Good Diversification of business lines within Wealth Management: • Retirement Services, Personal Trust, Investment Management, ERECT Fund & Diversified Services. • Scalable business model well positioned for further growth. Revenue Diversification Promotes Positive Operating Leverage Wealth Management

42 Wealth Management Revenue $2,872 $3,023 $3,136 $2,955 $3,165 $2,976 $2,813 $2,665 $2,736 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023

43 • Wealth Management Company is trustee for the $250 million ERECT FUND. • ASRV Bank is a preferred mortgage and consumer loan provider for the Pennsylvania State Education Association. • Expands our reach on these products to customers throughout Pennsylvania. • Since inception we have originated $151 million of mortgage loans and $61 million of consumer loans. • Commercial banking has financed several training centers for the building trades. • ASRV Bank has meaningful deposit relationships with several unions. Leverage Union Relationships to Generate Revenue

44 • Return capital to shareholders through dividends, share repurchases, or both if feasible. • Focus on growing EPS, book value and tangible book value per share. • Capital return strategies are always subject to maintaining sufficient capital to support balance sheet growth. • We conservatively built our regulatory capital ratios since the pandemic. Capital Allocation Strategies

45 10.52% 10.52% 14.17% 8.46% 11.52% 11.52% 12.73% 9.33% 0.00% 3.00% 6.00% 9.00% 12.00% 15.00% Common Equity Tier 1 Capital Ratio Tier 1 Capital Ratio Total Capital Ratio Tier 1 Leverage Ratio Consolidated Bank Regulatory Well Capitalized Requirement Regulatory Capital Ratios As of March 31, 2023

46 Capital Returns to Shareholders

47 • As a result of the Company’s improved earnings power, common stock dividend payments to shareholders increased by 15% in 2022. • These dividends provide shareholders with an ongoing cash return and a competitive dividend yield of 4.2% based upon the current stock price. • Our common dividend payment was a reasonable 26.7% of 2022 net income. • This continues our longer-term pattern of responsible dividend increases which correlate well with the Company’s improved earnings. Capital Allocation – Common Stock Dividends

48 $0.01 $0.015 $0.020 $0.025 $0.030 $0.00 $0.01 $0.02 $0.03 1Q '14 1Q '15 1Q '16 1Q '17 1Q '18 1Q '19 1Q '20 1Q '21 1Q '22 1Q '23 Common Dividend per Share

49 • The Board of Directors understands the value of returning capital to shareholders through common stock buybacks. • Our longer-term capital allocation decisions reflect the consistent use of common stock buybacks to improve tangible book value and earnings per share. • There is currently no common stock buyback program in place due to economic uncertainty, market volatility, and a decline in our tangible common equity ratio to 6.92% as a result of the decline in value of our AFS securities portfolio. • The Board of Directors plan to revisit this capital allocation strategy later in 2023. Capital Allocation – Common Stock Buybacks

50 • We generated positive total shareholder returns of 5% for the 2022 year which compared favorably to most bank stock indexes which produced negative total shareholder returns for 2022. • So far in 2023 our common stock price has declined by 27% which is comparable with the bank indexes we are in as the banking sector has experienced extreme pressure this year. • At the current price of $2.85, ASRV stock trades at attractive multiples of 7.3 times trailing 12-month earnings and 53% of tangible book value. Capital Allocation – ASRV Stock Price